Exhibit 32.2

CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report of iGambit Inc. (the “Company”) on Form 10-K for the twelve months ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Elisa Luqman, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Elisa Luqman
Elisa Luqman
Principal Financial Officer

April 15, 2015